                                                                    EXHIBIT 10.8


                               PURCHASE AGREEMENT

         AGREEMENT ("Agreement"), made and entered into on the date set forth below, by and between PRIME EQUITIES GROUP, INC, a Nevada corporation hereinafter referred to as ("PRIME") and TEL COM PLUS MIAMI, L.L.C., A FLORIDA L.L.C., hereinafter referred to as ("TEL").


                                    RECITALS

         WHEREAS, Prime desires to acquire and Tel desires to sell up to One Thousand Nine Hundred Fifty (1950) units of TEL COM PLUS MIAMI, L.L.C., (L.L.C.) said One Thousand Nine Hundred Fifty (1950) units of L.L.C. equals 50% of the total ownership of TEL COM PLUS MIAMI, L.L.C.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, the Parties hereto agree as follows:


                                   ARTICLE 1.

                               PURCHASE OF UNITS

         1.01 PRICE AND TERMS. The aggregate purchase price for the One Thousand Nine Hundred Fifty (1950) units of TEL at One Thousand Five Hundred Thirty Nine ($1,539.00) Dollars per unit, as set forth above shall be the sum of Three Million One Thousand Fifty ($3,001,050.00) Dollars, said purchase price being evidenced by the surrender of a Non-Recourse Promissory Note, a copy of which is attached hereto as Exhibit A executed by PRIME in favor of TEL in the amount equal to Three Million One Thousand Fifty ($3,001,050.00) Dollars.

         1.02 DELIVERY OF UNITS BY TEL. The transfer and delivery of the aforementioned units to PRIME by TEL shall be accomplished not later than May 1, 1997. Said units shall be properly endorsed, delivered and/or transferred to PRIME in a manner that evidences to the general public

Prime's complete ownership in said units.

         1.03. FURTHER ASSURANCES. At the Closing and from time to time thereafter, Tel shall execute such additional instruments and take such other actions as PRIME may reasonably request to more effectively transfer and/or assign the aforementioned units of TEL to confirm PRIME's title thereto.

         1.04 CONTINUING RIGHT OF FIRST REFUSAL. So long as PRIME is not in default of this Agreement TEL acknowledges and agrees that PRIME shall receive a continuing first right of refusal on any and all other programs and/or projects that TEL is involved in the same basis as set forth herein.


                                   ARTICLE 2

                                    SIGNING

         2.01 SIGNING DATE. This Agreement shall be executed by the Parties hereto on or before May 1, 1997 unless extended in writing by the mutual agreement of the Parties.


                                   ARTICLE 3

                REPRESENTATIONS, WARRANTIES AND COVENANTS OF TEL

         To the best of its ability, TEL represents and warrants to and covenants with, PRIME as follows:

         3.01 STATUS. TEL is an LLC duly organized, validly existing and in good standing under the laws of the State of Florida and has taken all steps necessary to insure that the sale and/or resale of units set forth herein complies with all State and Federal laws.

         3.02 UNDISCLOSED LIABILITIES. TEL had no liabilities of any nature except to the extent reflected or reserved against TEL's Latest Balance Sheet, whether accrued, absolute contingent or otherwise, including without limitation, tax liabilities and interest due or to become due, and Tel's accounts receivable are collectible in accordance with the terms of such accounts, except to the extent of the reserve as set forth in Tel's Latest Balance Sheet.

         3.03 INTERIM CHANGES. As of the Signing Date of this Agreement, there will have not been, except as set forth in a list certified by the Tel and delivered to PRIME (i) any material changes in TEL's financial condition, assets, liabilities or business which, in the aggregate, have been materially adverse; (ii) any damage, destruction or loss of to TEL's property, whether or not covered by insurance other than in the ordinary course of business; (iii) any declaration or payment of any dividend or other distribution in respect of TEL's units, or any direct or indirect redemption, purchase or other acquisition of any such units; or (iv) any increase paid or agreed to in the compensation, retirement benefits or other commitments to employees of TEL.

         3.04 LITIGATION AND PROCEEDINGS. There is no suit, action, legal or administrative proceeding pending, or to the knowledge of TEL threatened, against it which, if adversely determined, might materially and adversely affect the financial condition of TEL or the conduct of its business nor is there any decree, injunction or order of any court, governmental department or agency outstanding against TEL.

         3.05 MATERIAL CONTRACTS. TEL warrants that it is not in default in any material respect under the terms of any material outstanding, contract, agreement, lease, note or other commitment other than those disclosed in writing to PRIME.

         3.06 NO CONFLICT WITH OTHER INSTRUMENTS. The consummation of the transactions set forth in this Agreement will not result in the breach of any term or provision of or constitute a default under any indenture, mortgage, deed of trust or other material agreement or instrument to which TEL is a party other than those disclosed in writing to PRIME.

         3.07 GOVERNMENTAL AUTHORIZATIONS. TEL warrants that to the best of its ability that it has all licenses, permits and other governmental authorizations which are valid and sufficient for all purposes presently carried on by TEL.

         (a) TEL warrants that it has filed or will file all federal, state, and other governmental tax returns that are required or has made adequate provision for the payment of, all taxes which have or may become due, pursuant to such returns or the assessments received up to and including the current tax year. No claims or additional assessments have been made or asserted by the Federal Government or by any State or Federal agencies included but not limited to income taxes or franchise taxes, except such as have been paid or are covered by adequate tax reserves, and to the best of TEL's knowledge there is no basis for any such claim or additional assessment.

         (b) TEL warrants that to the best of its knowledge there are no judicial or administrative proceedings pending or threatened against it which involve the possibility of any judgement or liability not fully covered by insurance or which will materially adversely affect the properties, business, or condition, financial or otherwise, of and no judgement, decree, or order of any Court, board, or other governmental or administrative agency which has been or will be issued which has or will have any material adverse effect on the business or assets or on the condition, financial or otherwise.

         (c) Except as duly authorized by its charter, TEL shall not engage in any material activity or transaction, other than in the ordinary course of business, without prior written notice to PRIME.

         (d) After May 1, 1997, TEL warrants that it has not issued or sold or issued rights to sell, any of its units, nor shall it declare or pay any person, company and or entity after, without prior written notice to Prime.

         (e) Tel warrants to the best of its ability, the assets, property and rights being passed to Prime in the aforementioned units on May 1, 1997 shall be preserved and maintained so far as practicable in the ordinary and customary conduct of its business to the same extent and in the same condition as such assets, property, and rights as were when under the control of Tel on the Signing Date, without prior notification to Prime and provided that any change in the operations is deemed by the officers of Tel to be reasonable and in the best interest of the Parties hereto.

         (f) Tel shall comply with all reasonable requests to Prime to afford to Prime, or its representatives, access to its property, books, assets, records, and interests in real estate, if applicable, and will furnish as soon as practical, any information with respect thereto reasonably requested by Prime.

         3.08 Title to Property. Tel warrants that, it has good and marketable title to all properties and assets, real and personal, reflected in its transfer of units to Prime.

         3.09 Confidentiality. The Parties hereto and their representatives will keep confidential any information which they obtain from each other concerning the transaction set forth herein. If the transaction contemplated by this Agreement is not consummated by May 1, 1997, the Parties will return to each other all written matter with respect to the transaction set forth herein held by them in connection with the negotiation and/or consummation of this Agreement, unless the Parties hereto agree to an extension.

         3.10. Title to Units. Tel guarantees that the aforementioned units are free and clear of any liens and encumbrances, except those that have been disclosed in writing to Prime.

         3.11 Due Authorization. Execution of this Agreement and performance by Tel hereunder has been duly authorized by all requisite corporate action on the part of Tel and this Agreement constitutes a valid and binding obligation of Tel and performance hereunder will not violate any provision of Tel's Articles of Incorporation, Bylaws, agreements, or any other commitment.

                                   ARTICLE 4.

                      ACCESS TO PROPERTY AND RECORDS, ETC.

         4.01 ACCESS AND INFORMATION. The Parties hereto acknowledge and agree that each will give to the other and to the other's accountants, counsel and other representatives full access during normal business hours throughout the period prior to the Closing Date to all of its properties, books, contracts, commitments and/or records.

         4.02 EXPENSES. Upon a termination or recision of this Agreement each party will pay all ancillary costs and expenses related to its performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including fees, expenses and disbursements of its accountants, counsel and/or consultants.

         4.03 FURTHER ASSURANCES. If at any time Prime shall consider or be advised that any further assignment or assurance in law or other action is necessary or desirable to vest, perfect, or confirm, of record or otherwise, in Prime, the title to any property or rights of Tel acquired or to be acquired by or as a result of the transaction set forth herein, the proper parties of Tel, shall be and they hereby are severally and fully authorized to execute and deliver such proper deeds, assignments and assurances in law and take such other action as may be necessary or proper in the name of Prime or Tel to vest, perfect or confirm title to such property or rights in Prime and otherwise carry out the purpose of this Agreement.

                                   ARTICLE 5

                         CONDUCT OF TEL PENDING SIGNING

         Tel agrees that to the very best of its ability that it will conduct itself in the following manner pending the signing:

         5.01 LIMITED LIABILITY COMPANY STATUS. No change will be made in Tel's Limited Liability Status.

         5.02 CAPITALIZATION AND NON-DILUTION. Tel shall not make any change in its originally authorized and issued number of units, and further guarantees absolutely no dilution of Prime's original ownership position, without the prior written consent of Prime.

         5.03 SHAREHOLDER'S MEETING. If required by its Articles of Organization for Florida Limited Liability Company Tel will submit this Agreement to its shareholders with a favorable recommendation by its Board of Directors and will use its best efforts to obtain the requisite shareholder approval.

         5.04 CONDUCT OF BUSINESS. Tel will use its best efforts to maintain and preserve its business organization, employee relationships and goodwill, intact and will not, without the written notice to Prime, enter into any material commitment except in the ordinary course of business to sell or assign additional units.


                                   ARTICLE 6

                                  TERMINATION

         6.01 CIRCUMSTANCES OF TERMINATION. This Agreement may be terminated by (i) mutual consent of the Parties hereto in writing upon the failure of any Party hereto to perform as set forth herein; (ii) by any party to this Agreement if there has been a material breach of any warranty or covenant by the other party; or (iii) by any party to this Agreement if the Closing shall not have taken place as set forth herein unless extended in writing to a later date by mutual consent of the Parties hereto.

         6.02 EFFECT OF TERMINATION. In the event of a termination of this Agreement pursuant to the terms of this Agreement, each party shall pay the costs and expenses incurred by it in connection with this Agreement and no party or any of its officer, directors or employees shall be liable to any other party for any costs, expenses, damages, or loss of anticipated profits.


                                   ARTICLE 7
                               GENERAL PROVISIONS

         7.01 FURTHER ASSURANCES. At any time and from time to time after the Closing date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         7.02 WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived by the party to whom such compliance is owed.

         7.03 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, as follows:

          Prime:                                     Tel:

          7494 S. Washington Circle                  13902 N. Dale Mabry
          Littleton, CO 80122                        Suite 149
                                                     Tampa, FL 33618
or to such other address as any party may hereafter specify in writing as his or its own address to the other party.

         7.04 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representations, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

         7.05 HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         7.06 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida and venue shall lie in the County of Pinellas.

         7.07 ASSIGNMENTS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the Written consent of the other party shall be void.

         7.08 UNDERSTANDING. The Parties hereto acknowledge that they have read and understood this entire agreement.

         7.09 VALIDITY. Should any section of this agreement be deemed invalid by a court of competent jurisdiction, the remaining section shall remain in full force and effect.

         7.10 FACSIMILE SIGNATURES. Any facsimile signature on this Agreement shall be considered an original and shall have the full force and effect as if it were in fact an original.

         WHEREFORE, acknowledged as set forth above, the Parties hereto have affixed their signatures below.

                                         July 21, 1997
                                    -------------------------------
                                    Date


                                    /s/ Richard F. Inzer
                                    -------------------------------
                                    Prime Equities Group, Inc.


                                        May 1, 1997
                                    -------------------------------
                                    Date


/s/ Karen Chambers                  /s/ Charles Polley
----------------------------        -------------------------------
                                    For: Tel Com Plus Miami, L.L.C.

                          NON-RECOURSE PROMISSORY NOTE

$3,001,050.00

         In consideration of value received, in the form of One Thousand Nine Hundred Fifty (1950) units of Tel Com Plus Miami, L.L.C. on May 1, 1997, the undersigned promises to pay to Tel Com Plus Miami, L.L.C., a Florida L.L.C.
(Tel) or its assigns, the sum of Three Million One Thousand Fifty ($3,001,050.00) Dollars in lawful money of the United States. The principal is due and payable not later than Four Hundred Forty (440) business days from the date of execution of this Non-Recourse Promissory Note. Upon written consent of Tel this Non-Recourse Note may be extended for thirty (30) day increments. In the event of a default of the payment of the principal when due hereunder, the units of Tel Com Plus Miami, L.L.C., that are the subject of that certain Agreement entered into between Prime Equities Group, Inc., and Tel Com Plus Miami, L.L.C. a copy of which is attached hereto, that remain unpaid for shall be immediately returned to Tel and no further payment shall be due with Tel. Tel shall have NO other recourse hereunder other than to receive back the unpaid units of Tel Com Plus Miami, L.L.C.

         If any action at law or equity shall be instituted on this Note, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which the party may be entitled.

         This Note shall be governed by and construed under the laws of the State of Florida.



July 21, 1997                               /s/ Richard F. Inzer
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Date                                        Prime Equities Group, Inc.